UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2024

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 648-3553

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 24, 2024, Lucid Group, Inc. (the “Company”) announced a restructuring plan (the “Plan”) intended to optimize the Company’s operating expenses in response to evolving business needs and productivity improvements through a reduction of the Company’s current employee workforce by approximately 400 employees, or approximately 6%. The Company expects to substantially complete the Plan by the end of the third quarter of 2024, subject to local law and consultation requirements.

The Company estimates that it will incur a total of approximately $21 million to $25 million in charges in connection with the Plan, which consist primarily of charges related to severance payments, employee benefits, employee transition, and stock-based compensation. The Company expects that charges of approximately $19 million to $23 million will be recognized primarily in the second quarter of 2024, with the majority of such charges anticipated to be paid by the end of the third quarter of 2024. Substantially all of these charges are expected to result in cash expenditures. The charges related to stock-based compensation are not expected to be material.

The estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. The Company may also incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.

Item 7.01 Regulation FD Disclosure.

On May 24, 2024, Peter Rawlinson, the Company’s Chief Executive Officer and Chief Technology Officer, sent an email to the Company’s employees regarding the Plan. An excerpt of the email is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding plans and expectations regarding the Plan, including timing of implementation and completion, estimates of the charges and expenditures, the estimated timing of incurrence of such charges and expenditures, the Company’s business plans, expectations regarding the Company’s total addressable market, statements relating to the future development and production capacity, demand and market growth, deliveries, and timing of commercial product launches, including Lucid’s SUV and midsized programs, the Company’s intentions, beliefs or current expectations concerning, among other things, results of operations, financial condition, liquidity, capital expenditures, prospects, growth, production volumes, strategies and the markets in which the Company operates, the Company’s ability to manage costs and expenses, and the promise of the Company’s technology. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including among other things, the risk that the charges and expenditures may be greater than anticipated; the risk that the Plan may adversely affect the Company’s internal programs and initiatives and the Company’s ability to recruit and retain skilled and motivated personnel; the risk that the Plan may be distracting to employees and management; the risk that the Plan may negatively impact the Company’s business operations and reputation with or ability to serve customers; the risk that the Plan may not generate their intended benefits to the extent or as quickly as anticipated; and other factors discussed under the heading “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as well as other documents the Company has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company currently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this report. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Excerpt of email to Lucid employees from Peter Rawlinson dated May 24, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2024

Lucid Group, Inc.

By:	/s/ Gagan Dhingra
Gagan Dhingra
Interim Chief Financial Officer